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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549


FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       MARCH 11,2005
                                                       -------------

THE A CONSULTING TEAM, INC.
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


NEW YORK                               0-22945                  13-3169913
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(STATE OR OTHER JURISDICTION        (COMMISSION FILE         (IRS EMPLOYER
OF INCORPORATION)                       NUMBER)             IDENTIFICATION NO.)


200 PARK AVENUE SOUTH, NEW YORK, NEW YORK 10003
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE             (212) 979-8228
                                                   -----------------------------


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(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 8.01. Other. Events:

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated March 11, 2005 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.


Item 9.01.  Exhibits

                    Exhibits                Description

                    99             Press Release Issued March 11, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    THE A CONSULTING TEAM, INC.
                                    ---------------------------
                                            Registrant


Date: March 11, 2005


                                    By:  /s/ Richard D. Falcone
                                         -----------------------------------
                                         Name:    Richard D. Falcone
                                         Title:   Treasurer and Chief
                                                  Financial Officer

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                                  EXHIBIT INDEX

                EXHIBIT NO.     DESCRIPTION
                -----------     -----------

                  99            Press release dated March 11, 2005